EXHIBIT 24


                           60 EAST 42ND STREET ASSOCIATES

                                   FILE NO. 0-2670

                                  POWER OF ATTORNEY



                   We, the undersigned general partners of 60 East 42nd

         Street Associates ("Associates"), hereby severally constitute and appoint Stanley Katzman and Richard A. Shapiro and each of them,

         individually, our true and lawful attorneys with full power to them and each of them to sign for us, and in our names and in the capacities indicated below on behalf of Associates, any and all reports or other statements required to be filed with the

         Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934.

              Signature              Title                    Date


         /s/Anthony E. Malkin
            Anthony E. Malkin        General Partner      March 18, 1998

         /s/Scott D. Malkin
            Scott D. Malkin          General Partner      March 20, 1998

         /s/Peter L. Malkin
            Peter L. Malkin          General Partner      March 18, 1998

         /s/Richard A. Shapiro
            Richard A. Shapiro       General Partner      March 18, 1998

         /s/Thomas N. Keltner, Jr.
            Thomas N. Keltner, Jr.   General Partner      March 18, 1998

         /s/Mark Labell
            Mark Labell              General Partner      May 14, 1998

         /s/Jack Feirman
            Jack Feirman             General Partner      May 14, 1998

         STATE OF NEW YORK   )
                             : ss.:
         COUNTY OF NEW YORK  )


                   On the 18th day of March, 1998 before me personally came

         ANTHONY E. MALKIN, PETER L. MALKIN, RICHARD A. SHAPIRO, and THOMAS

         N. KELTNER, JR., to me known to be the individuals described in and who executed the foregoing instrument, and acknowledged that they executed the same.


                                         /s/Notary Public
                                            NOTARY PUBLIC











































         STATE OF UK OF GREAT BRITAIN)
                                     : ss.:
         CITY OF LONDON, ENGLAND     )


                   On the 20th day of March, 1998 before me personally came

         SCOTT D. MALKIN, to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that he executed the same.



                                  /s/Notary Public
                                     NOTARY PUBLIC
                                     of London, England












































         STATE OF NEW YORK   )
                             : ss.:
         COUNTY OF NEW YORK  )


                   On the 14th day of May, 1998 before me personally came

         JACK FEIRMAN and MARK LABELL, to me known to be the individuals described in and who executed the foregoing instrument, and acknowledged that they executed the same.


                                       /s/Notary Public
                                          NOTARY PUBLIC




































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